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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X| Filed by a Party other than the Registrant |_| Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
|_| Definitive Proxy Statement
|X| Definitive  Additional  Materials
|_| Soliciting Material Pursuant to ss.240.14a-12

                         California Water Service Group
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required.

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           1) Title of each class of securities to which transaction applies:

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           2) Aggregate number of securities to which transaction applies:

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           3) Per unit price or other underlying  value of transaction  computed pursuant  to  Exchange  Act Rule 0-11 3) (set  forth the amount on
              which  the  filing  fee  is  calculated   and  state  how  it  was
              determined):

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           4) Proposed maximum aggregate value of transaction:

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           5) Total fee paid:

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SEC        Persons who are to respond to the collection of information contained
1913       in this form are not required to respond  unless the form  displays a
(4-04)     currently valid OMB control number.

|_|      Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1) Amount Previously Paid:

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           2) Form, Schedule or Registration Statement No.:

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           3) Filing Party:

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           4) Date Filed:

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

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 7, 2005

                         California Water Service Group
             (Exact name of registrant as specified in its charter)

          Delaware                    1-13883                77-0448994
          --------                    -------                ----------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
     of incorporation)                                  Identification Number)


         1720 North First Street
          San Jose, California                                    95112
          --------------------                                    -----
(Address of principal executive offices)                        (Zip Code)


                                 (408) 367-8200
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01 Entry into a Material Definitive Agreement.

In response to this Item, the registrant incorporates by reference the response to Item 8.01 of this report.


Item 8.01 Other Events.

Prohibition on Option Repricing

In the registrant's proxy statement dated March 25, 2005 for its annual meeting of stockholders to be held on April 27, 2005 one of the proposals submitted for stockholder vote at the meeting is the registrant's Equity Incentive Plan. Among other things, the Plan provides for the issuance of stock options. Upon the recommendation of the registrant's Compensation Committee, the registrant's Board of Directors has determined that an option issued under the Plan will not be repriced by lowering the option exercise price or by cancellation of an outstanding option with a subsequent replacement or re-grant of an option with a lower exercise price, unless such action has been approved by the registrant's stockholders.


                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated: April 7, 2005


                                    CALIFORNIA WATER SERVICE GROUP


                                    By:   /s/ Peter C. Nelson
                                       -----------------------------
                                              Peter C. Nelson
                                       President and Chief Executive Officer
                                          (Duly Authorized Officer)